Exhibit 99.1

© 2020 Blueprint Medicines Corporation R.S., living with systemic mastocytosis Topline data for EXPLORER and PATHFINDER clinical trials in advanced systemic mastocytosis SEPTEMBER 22, 2020

Forward-looking statements 2 This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements regarding plans, timelines and expectations for interactions with the U.S. Food and Drug Administration (“FDA”) and other regulatory authorities; plans and timelines for submitting an supplemental New Drug Application to the FDA for AYVAKIT™ (avapritinib) for the treatment of advanced systemic mastocytosis (“SM”); expectations regarding the potential benefits of AYVAKIT in treating patients with SM; and the strategy, goals and anticipated milestones, business plans and focus of Blueprint Medicines Corporation (the “Company”). The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the impact of the COVID-19 pandemic to the Company’s’ business, operations, strategy, goals and anticipated milestones, including the Company’s ongoing and planned research and discovery activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved products, and launching, marketing and selling current or future approved products; the Company’s ability and plans in establishing a commercial infrastructure, and successfully launching, marketing and selling current or future approved products, including AYVAKIT and GAVRETO™ (pralsetinib); the Company’s ability to successfully expand the approved indications for AYVAKIT and GAVRETO or obtain marketing approval for AYVAKIT and GAVRETO in additional geographies in the future; the delay of any current or planned clinical trials or the development of the Company’s current or future drug candidates; the Company’s advancement of multiple early-stage efforts; the Company’s ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for the Company’s drug candidates, which may not support further development of such drug candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; Blueprint Medicines’ ability to develop and commercialize companion diagnostic tests for its current and future drug candidates; and the success of Blueprint Medicines’ current and future collaborations, partnerships or licensing arrangements, including the Company’s global collaboration with Roche for the development and commercialization of GAVRETO. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K, as supplemented by its most recent Quarterly Report on Form 10-Q and any other filings it has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that its expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

Blueprint Medicines call participants Introduction Kristin Hodous, Sr. Manager, Investor Relations Opening remarks Jeff Albers, Chief Executive Officer Review of topline EXPLORER and PATHFINDER data Andy Boral, MD, PhD, Chief Medical Officer Opportunity to deliver therapeutic value to patients with SM Christy Rossi, Chief Commercial Officer Q&A All 3

Top-line advanced SM data adds to increasing portfolio strength

GAVRETO™ pralsetinib | 100mg capsules

NOW APPROVED

For adults with RET fusion-positive metastatic NSCLC[1]

ADVANCE REGISTRATION PROGRAMS FOR SM

- ✓ Report Part 1 PIONEER data in ISM and select recommended Part 2 dose
- ✓ Initiate registration-enabling Part 2 of PIONEER trial of avapritinib in ISM
- ✓ Report top-line data for avapritinib in advSM
- Submit sNDA to FDA for avapritinib for advSM in Q4 2020

BUILD COMMERCIAL MOMENTUM

- ✓ Enter global collaboration with Roche to develop and commercialize GAVRETO
- ✓ Obtain U.S. approval of GAVRETO for RET+ NSCLC
- Obtain EU approval for avapritinib for PDGFRA D842V GIST in Q3 2020
- Obtain U.S. approval of GAVRETO for RET+ thyroid cancers in Q1 2021

STRENGTHEN PIPELINE WITH NEW PROGRAMS

- ✓ Present preclinical data for BLU-945 at ESMO 2020 Congress
- Nominate up to two additional development candidates in Q4 2020
- Complete Phase 1 healthy volunteer trial of BLU-263 in Q4 2020 blueprint MEDICINES

1. Full prescribing information is available at www.GAVRETO.com. advSM, advanced systemic mastocytosis; ESMO, European Society of Medical Oncology; FDA, U.S. Food and Drug Administration; GIST, gastrointestinal stromal tumors; ISM, indolent system mastocytosis; NDA, new drug application; NSCLC, non-small cell lung cancer; SM, systemic mastocytosis; sNDA, supplemental NDA.

Not for promotional use.

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Top-line EXPLORER and PATHFINDER data Andy Boral, MD, PhD, Chief Medical Officer

Driven by KIT D816V, systemic mastocytosis is characterized by severely debilitating symptoms and organ damage

Severe symptoms

Non-Advanced SM

Indolent SM (ISM)

- Some progression to advanced disease (4%)[2]
- Long-term morbidity, including life-threatening anaphylaxis, frequent GI upset, and debilitating fatigue[3]

Smoldering SM (SSM)

- Increased organ infiltration[1,4]
- Increased progression to advanced disease (9%)[2]

Advanced SM
(ASM, SM-AHN, MCL)

- Extensive organ infiltration and damage[1]
- Historical overall survival (OS) <6 mo to <5 years[1,5,6]



Minimal organ damage[4]

Organ damage[4]

Mild symptoms

AML, acute myeloid leukemia; ASM, aggressive systemic mastocytosis; GI, gastrointestinal; MCL, mast cell leukemia; SM-AHN, systemic mastocytosis with associated hematologic neoplasm. 1. Pardanani A. *Am J Hematol.* 2016;91(11):1146-1159. 2. Sperr WR et al. *Lancet Haematol.* 2019;6(12):e638-e649. 3. Jennings SV et al. *Immunol Allergy Clin North Am.* 2018;38(3):505-525. 4. Swerdlow SH et al, eds. *WHO Classification of Tumours of Haematopoietic and Lymphoid Tissues.* Revised 4th ed. Lyon, France: International Agency for Research on Cancer; 2017. 5. Shomali W, Gotlib J. *Hematology Am Soc Hematol Educ Program.* 2018;2018(1):127-136. 6. Desmond DH, Carmichael MG. *Hawaii J Med Public Health.* 2018;77(2):27-29.

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Not for promotional use.

Comprehensive development program designed to support avapritinib registration in advanced systemic mastocytosis

		DOSE ESCALATION	EXPANSION
EXPLORER PHASE 1 TRIAL	AdvSM Open-label N= ~80	30-400 mg QD	300 mg QD 200 mg QD
PATHFINDER PHASE 2 TRIAL	AdvSM Open-label N= ~100	200 mg QD	

PRIMARY ENDPOINT FOR APPROVAL:

OVERALL RESPONSE RATE PER mIWG

mIWG, modified International Working Group-Myeloproliferative Neoplasms Research and Treatment (IWG-MRT) & European Competence Network on Mastocytosis (ECNM) response criteria. QD, once daily.

Not for promotional use.

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Planned avapritinib sNDA submission for advanced SM to include pooled data from the EXPLORER and PATHFINDER trials All topline data in this presentation are as of a data cutoff of May 27, 2020 for EXPLORER and a data cutoff of June 23, 2020 for PATHFINDER, with response assessments per central review completed in September 2020. 8 Enrolled 86 patients 62 patients 200 mg QD mIWG evaluable 13 patients 31 patients All doses mIWG evaluable 53 patients 32 patients Prior midostaurin 32% 53% 81 patients 44 patients 2 0 0 M G Q D POOLED GROUP Not for promotional use.

Consistently high ORRs and prolonged duration of response across trials CR, complete remission; CRh, CR with partial hematologic recovery; CI, clinical improvement; mDOR, median duration of response; mOS, median overall survival; NE, not estimable; ORR, overall response rate; PR, partial remission. 9 ORR (CR+CRh+PR+CI) 75.5% (61.7- 86.2) 75.0 (56.6 – 88.5) CR+CRh 35.8% 18.8% mDOR (months) 38.3 (21.7 - NE) NE (NE - NE) mOS (months) NE (46.9 - NE) NE 68.2% 18.2% PATHFINDER interim analysis was positive (p-value=0.0000000016) Not for promotional use. Median follow up: 27.3 months Median follow up: 10.4 months Median follow up: 10.4 months 2 0 0 M G Q D POOLED GROUP

EXPLORER and PATHFINDER response kinetics are similar, with deepening responses over time with longer-term follow up PD, progressive disease; SD, stable disease. 10 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 0 10 20 30 40 50 60 70 80 90 100 P a t i e n t s ( % ) NE PD SD CI PR CRh CR 32 n = Cycle 31 30 28 28 27 27 23 22 16 14 13 9 8 7 7 6 5 3 2 MEDIAN FOLLOW UP: 27.3 MONTHS MEDIAN FOLLOW UP: 10.4 MONTHS 1 53 5 52 10 39 15 33 20 28 25 21 30 16 35 10 40 6 45 3 50 2 54 1 Cycle Patients 1 32 5 28 10 16 15 7 20 2 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% Patients (%) CR/CRh PR CI SD PD NE Not for promotional use.

Consistent impact on objective measures of mast cell burden across trials 11 -100 -80 -60 -40 -20 0 20 M a x i m u m P e r c e n t C h a n g e f r o m B a s e l i n e BLU-285-2202 BLU-285-2101 Study SERUM TRYPTASE -100 -80 -60 -40 -20 0 20 40 60 M a x i m u m P e r c e n t C h a n g e f r o m B a s e l i n e BLU-285-2202 BLU-285-2101 Study BONE MARROW MAST CELLS -100 -80 -60 -40 -20 0 20 M a x i m u m P e r c e n t C h a n g e f r o m B a s e l i n e BLU-285-2202 BLU-285-2101 Study KIT D816V ALLELE FRACTION -100 -80 -60 -40 -20 0 20 40 60 80 M a x i m u m P e r c e n t C h a n g e f r o m B a s e l i n e BLU-285-2202 BLU-285-2101 Study SPLEEN VOLUME Explorer Pathfinder Not for promotional use.

Avapritinib demonstrated improved tolerability at 200 mg QD 12 Treatment Emergent AEs ≥ 20%, All Grades* 200 mg n=81 (%) All doses N=148 (%) Peripheral Edema 39 (48.1) 65 (43.9) Periorbital Edema 32 (39.5) 81 (54.7) Thrombocytopenia 28 (34.6) 55 (37.2) Anemia 26 (32.1) 65 (43.9) Diarrhea 23 (28.4) 53 (35.8) Nausea 20 (24.7) 49 (33.1) Fatigue 15 (18.5) 44 (29.7) Vomiting 15 (18.5) 42 (28.4) • Overall, 8.1% of patients discontinued treatment due to treatment-related AEs • ICB risk mitigations implemented o Starting dose of 200 mg QD o Exclusion criteria for pre-existing severe thrombocytopenia o Increased platelet monitoring o Mandatory dose interruption for severe thrombocytopenia • ICB events in patients without pre-existing severe thrombocytopenia o Pooled 200 mg group (n=76): 2 (2.6%)† o PATHFINDER (n=57): 0‡ Cognitive effects 10 (12.3) 37 (25.0) ≥Grade 2 2 (2.5) 13 (8.8) Not for promotional use. † Both ICB events in EXPLORER patients were Grade 1 and asymptomatic. ‡ 1 ICB event occurred in a PATHFINDER patient with pre-existing severe thrombocytopenia prior to exclusion of such patients for 1/62 (1.6%) overall. AE, adverse event; ICB, intracranial bleed. * Most common AEs in patients treated at 200mg in EXPLORER and PATHFINDER

Summary of top-line EXPLORER and PATHFINDER trial results 13 Consistently high IWG response rates across trials and at the proposed labeled 200 mg QD dose, with prolonged overall survival in EXPLORER Avapritinib was generally well-tolerated, with improved safety at 200 mg QD and with platelet management Detailed results expected to be presented at a future scientific congress Plan to submit sNDA to FDA for avapritinib for advanced SM in Q4 2020 1 2 3 4 Not for promotional use.

Opportunity to deliver therapeutic value to patients with SM Christy Rossi, Chief Commercial Officer

Systemic mastocytosis is one disease driven by KIT D816V 15 Advanced SM Non-advanced SM (Indolent and smoldering) Requirement for life-long chronic treatment Debilitating symptoms Significant organ damage Importance of time to response ~75,000 patients in major markets Patient numbers in major markets based on estimated prevalence for advanced, indolent and smoldering systemic mastocytosis in the US, EU5 and Japan. Not for promotional use.

Significant initial target patient population with additional growth potential

~75,000
Patients in major markets

Estimated prevalence[1]
- ~5% advanced SM
- ~95% non-advanced SM

~1/3	~1/3	~1/3
Diagnosed	Cutaneous SM	Undiagnosed Non-advanced
Initial opportunity	Growth opportunity	

Estimated addressable patients (extrapolated from U.S. claims data and market research analyses)

Major markets include US, EU5 and Japan. 1. Cohen S et al Br J Haematol (2014) 166(4):521-8 and World Bank Population estimates.

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Not for promotional use.

Avapritinib is the only clinically validated, highly potent inhibitor of KIT D816V, the genetic driver of SM 1. Topline EXPLORER and PATHFINDER data reported in September 2020. 2. Data reported at AAAAI Annual Meeting in March 2020. Data cutoff: December 27, 2019. 17 REDUCE MAST CELL BURDEN IMPROVE DISEASE SYMPTOMS INDUCE DEEP AND DURABLE RESPONSES -100 -80 -60 -40 -20 0 20 M a x i m u m P e r c e n t C h a n g e f r o m B a s e l i n e BLU-285-2202 BLU-285-2101 Study -5 0 -4 0 -3 0 -2 0 -1 0 0 1 0 W e e k s I S M - S A F T o t a l S y m p t o m S c o r e m e a n % c h a n g e f r o m b a s e l i n e 0 4 8 12 16 a v a p ritin ib 2 5 m g (n = 1 0 ) p la c e b o (n = 9 ) NON-ADVANCED SM2 ADVANCED SM1 Safety profile enables tailored dosing based on patient need Not for promotional use. ADVANCED SM1 NON-ADVANCED SM2

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